UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2017

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	440 Lincoln Street, Worcester, Massachusetts	01653
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 5, 2017, the Company issued the following press release: “The Hanover Estimates the Impact of Third Quarter Catastrophes”.  The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press release dated October 5, 2017 – “The Hanover Estimates the Impact of Third Quarter Catastrophes”.

Exhibit Index

Exhibit 99.1	Press release dated October 5, 2017 – “The Hanover Estimates the Impact of Third Quarter Catastrophes”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date: October 5, 2017	By:	/s/ Jeffrey M. Farber
Jeffrey M. Farber
Executive Vice President and Chief Financial Officer

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